

ChromaDex®

December 2013

Investor Presentation

Disclaimers

Safe Harbor

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as our fiscal year 2013 revenue forecast, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended December 29, 2012 (the "2012 Annual Report"). Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2012 Annual Report. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to treat, cure, prevent or mitigate any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.



ChromaDex® Overview/Mission

- ChromaDex is currently commercializing four patented and proprietary ingredient technologies which in aggregate address multi-billion-dollar markets

NIAGEN™	Nicotinamide riboside
PURENERGY™	pTeroPure & caffeine cocrystal
pTeroPure®	Pterostilbene
ProC3G™ Cyanidin-3-glucoside	Natural black rice extract containing cyanidin-3-glucoside

- ChromaDex is also a leader in providing seamless science-based solutions to the dietary supplement, food & beverage, animal health, cosmetic and pharmaceutical industries.

ChromaDex



ChromaDex® Ingredient Technologies have Commercialization Opportunities in Multi-billion-dollar Markets

	Size($)	CAGR	Commercialization Opportunity: Ingredient Sales	Commercialization Opportunity: Ingredient Technology Licensing
Dietary Supplements	30B	7%	●	●
Functional Food & Beverage	40B	8%	●	●
Animal Health	20B	5%	●	
Cosmetic – Skin Care	25B	6%	●	●
Pharmaceuticals / Medical Foods	950B+	7%	●	●

Source: Nutrition Business Journal; Vetnosis; Freedonia; RNCOS
Values are estimates and based on 2008-2010 data

ChromaDex

NIAGEN™ is the 1st and Only Commercially Available Nicotinamide Riboside

NIAGEN™

Patents from:

Dartmouth

Cornell University

Washington University in St. Louis

Overview

- ChromaDex launched NIAGEN™ in May 2013
- Nicotinamide Riboside (NR) – The "Miracle Molecule" - is a compound naturally found in milk and shown to **boost nicotinamide adenine dinucleotide (NAD+) levels**. NAD+ is a critical compound that enables cells to convert fuel to energy and improve **mitochondrial** function.
- NR has potential to be a **next-generation, no flush Niacin** (Vitamin B3) and become part of the portfolio of B-vitamin ingredients included in products serving multi-billion dollar markets such as multi-vitamins, nutraceuticals, weight-loss, energy drinks, sports nutrition, infant formula, food & beverage products and anti-aging.
- ChromaDex is in the final stages of completing the design of its 1st human clinical study.



"This study is very important. It shows that in animals, the use of NR offers the health benefits of a low-calorie diet and exercise — without doing either one."
The effects of NR on metabolism *"are nothing short of astonishing."*

- Researchers at Weill Cornell Medical College and the Polytechnic School in Lausanne, Switzerland[1]

1 http://www.sciencedaily.com/releases/2012/06/120614182556.htm

Commercialization of NIAGEN™

NIAGEN™

- NIAGEN™ may have tremendous appeal to the approximately 150 million Americans who are obese or over weight as well as the 75 million aging baby boomers in the U.S. – both of which are actively seeking new dietary supplement solutions for obesity or healthy aging.
- ChromaDex believes its patent rights create a significant barrier to entry for would-be competitors in the NR market.
- NIAGEN™ is now available to dietary supplement and food and beverage companies to include in product formulations.
  - Thorne Research to market NIAGEN™ to the health-practitioner channel
  - High Performance Nutrition introduces N(R), featuring NIAGEN™ to support neuroprotection
  - In active discussions with several Fortune 500 companies

ChromaDex

NIAGEN™ as a Platform



NIAGEN
Dietary Supplements
THORNE
NIACINAMIDE
Infant Formulas
Similac
EXPERT CARE
NeoSure
Sports Nutrition
EAS
MUSCLE ARMOR
Pharmaceutical
LIPITOR
Skincare/Cosmetics
OLAY
REGENERIST
Medical Foods
UltraMeal 360

NAD+ Research and Studies

NIAGEN™

Cornell University — *Dr. Anthony Sauve*

- Neuroprotection
- Infant formula
- Weight management

The University of Iowa — *Dr. Charles Brenner*

- Weight management
- Muscle endurance
- Cardio vascular
- Diabetes

The Scripps Research Institute — *Dr. Brunhilde Felding*

- Breast Cancer

ULB Université Libre de Bruxelles — *Dr. Oberdan Leo*

- Immune health

Massachusetts Institute of Technology — *Dr. Leonard Guarente*

- Healthy aging
- Neurodegeneration

NR is considered by researchers to be the best known precursor to NAD+ production

ChromaDex



Caffeinated Energy Products have been Coming Under Increased Regulatory and Political Scrutiny Regarding the Possible Risks of Consuming High Amounts of Caffeine

PURENERGY™

- March 2012 – a Chicago City Alderman proposed banning energy drinks with at least 180 milligrams of caffeine.
- October 2012 – U.S. Senator Richard Blumenthal (D-CT) and U.S. Senator Dick Durbin (D-IL) challenged the Food and Drug Administration (FDA) to quickly identify and recommend remedies for weaknesses and loopholes in current law that are exploited by energy drink manufacturers in order to avoid oversight and offer products containing additives and high levels of caffeine that have not been proven safe.
- December 2012 – Canada's regulatory agency, Health Canada, capped the amount of caffeine in energy drinks.
- March 2013 – a group of 18 doctors, researchers and public health experts jointly urged the FDA to take action on energy drinks to protect adolescents and children from the possible risks of consuming high amounts of caffeine.
- March 2013 – the American Heart Association Meeting Report cited energy drinks may increase blood pressure and disturb the heart's rhythm.
- May 2013 – San Francisco city attorney sued large energy beverage manufacturer

ChromaDex management believes the market opportunity in the energy beverage market alone is in excess of $100 million annually.

ChromaDex



PURENERGY™ is a Unique Combination of pTeroPure® Pterostilbene and Caffeine, Which is Poised to Revolutionize the Energy Beverage Market

Overview

- By cocrystallizing caffeine with pTeroPure® pterostilbene, caffeine's energy boost is sustained for at least 6 hours[1]
- *PURENERGY™* also results in a more gradual finish, avoiding the "crash" associated with traditional caffeine and high-sugar products
- Should allow formulators of caffeinated energy products the opportunity to reduce the total amount of caffeine by as much as 50% **without affecting the consumers' product experience**
- pTeroPure® provides additional health benefits conveniently and readily to the energy market, including its calming effect

Where can *PURENERGY™* deliver results?

- Energy boost
- Weight loss
- Pre-workout & Endurance training
- Focus and concentration


Energy
Energy

1 DATA on file

PURENERGY™ Clinical Results

The cross-over, clinical study compared the cocrystallized caffeine in *PURENERGY™* with ordinary caffeine. The findings of the study showed:

- *PURENERGY™* delivers almost 30% more caffeine into the blood than ordinary caffeine.
- The rate of caffeine absorption is significantly slower with *PURENERGY™*, by about 30% as compared to ordinary caffeine
- The half-life of caffeine from *PURENERGY™* is extended significantly by about 25% over that of ordinary caffeine.
- At 4 hours, there was 45% more caffeine from *PURENERGY™* compared to ordinary caffeine alone
- At 6 hours, there was 51% more caffeine from *PURENERGY™* compared to ordinary caffeine alone.
- At 6 hours, subjects taking *PURENERGY™* showed significantly less fatigue and greater concentration compared to baseline. Ordinary caffeine did not.
- At 6 hours, subjects taking *PURENERGY™* showed improved energy, alertness and focus compared to baseline. Ordinary caffeine did not.
- *PURENERGY™* showed no adverse events.



Blueberries Contain the Powerful Antioxidant Pterostilbene which ChromaDex® has Developed and is Monetizing its IP-backed & Clinically-studied Brand, pTeroPure®

pTeroPure® is ChromaDex-branded **pterostilbene**

- Pterostilbene is a phytoalexin (plant defense system) found naturally in **blueberries**, but only in limited quantities
- Closely related to resveratrol (an antioxidant found in grapes) but with additional benefits:
  - More easily enters the blood stream (bioavailability)
  - Better absorption from the blood stream (cellular uptake)
  - Effective at activating proteins which help lower cholesterol levels and contribute to anti-aging (bioactivity)
- A clinically-tested compound with safety and efficacy data

- Awarded *Frost & Sullivan's* 2010 "Most Promising Health Ingredient of the Year"
- Self-affirmed GRAS[1] and launched in the Food & Beverage market; pursuing letter-of-no-objection with FDA
- Supported by clinical studies and IP

[1] GRAS = Generally Recognized As Safe; requirement for inclusion in food & beverage products

pTeroPure® was Evaluated in a Phase 2/3 Clinical Study Which Showed Statistically Significant Results for Lowering Blood Pressure

pTeroPure®

Clinical trial completed at the University of Mississippi

- Double-blind, randomized, placebo-controlled, IRB-reviewed
- 80 patients, 4 arms. Eight-week duration of treatment
- Participants in the high-dose pterostilbene group achieved significant reductions in blood pressure compared to placebo (7.8mm Hg systolic, 7.3mm Hg diastolic)
- No serious adverse events

"The results of this study highlight that pterostilbene is a promising ingredient in the area of cardiometabolics."

- Daniel M. Riche, PharmD, Cardiometabolic Clinic Coordinator at the University of Mississippi School of Pharmacy

ChromaDex

pTeroPure® Success

pTeroPure®

- Launched pTeroPure® brand in Sept. 2010
- First ChromaDex branded ingredient
- 40+ products containing pTeroPure® on the market today


wholehealth
Pure
Resveratrol
Pterostilbene
Complex
THORNE
PolyResveratrol-SR
BluScience
HeartBlu
BluScience
Blu2Go
XYMOGEN
Nrf2
Activator
CELLUCOR
WS1
EXTREME
Jarrow
Pterostilbene
VASOTROPIN
THE ULTIMATE PUMP SOLUTION
Pterostilbene
Supreme
DOUGLAS
SIZEON
pTeroBlue
PTEROSTILBENE
BRONSON
PTERO-B
PLATINUM
Platinum
Longevity

ChromaDex



ProC3G™ - Anthocyanin

ProC3G™ Cyanidin-3-glucoside

anthopure Technology

Overview

- Anthocyanins are compounds responsible for the **deep purple color** in berries, flowers, black rice and other botanicals
- Specific anthocyanins have been studied more extensively and have shown promising health benefits – e.g. **cyanidin-3-glucoside ("C3G")**

Patents from:

SUNY The State University of New York

Potential Health benefits

- Weight Loss, Obesity
- Insulin resistance / diabetes
- Anti-aging

Status

- ProC3G™, ChromaDex-branded 40% C3G (black rice extract), currently selling in the dietary supplement market
- Licensed SUNY Buffalo patent for manufacturing process of pure C3G via fermentation – development is underway for a new branded ingredient, AnthoPure™
- Awarded Phase II SBIR grant by NSF for commercialization of SUNY-Buffalo process


Swanson
ULTRA
VEG CAPS
ProC3G

ChromaDex



ChromaDex® Ingredient Patent Portfolio

● Issued patent
○ Patent pending

Ingredient	Technology	Patent Status	Partner
1 Nicotinamide Riboside (NIAGEN)	• Methods of manufacture	●	Cornell
	• NAD biosynthesis	●	Dartmouth
	• Methods of production	●	
	• Methods of production (2)	○	
	• Axonal degeneration protection	●	Washington University
2 Pterostilbene-caffeine cocrystal (PURENERGY)	• Methods of manufacture	●	Laurus Labs
	• Composition of matter	●	
3 Pterostilbene (pTeroPure)	• Cholesterol reduction (2)	●	USDA (via University of Mississippi)
	• Oxidative Stress mitigation	○	
	• Anti-anxiety treatment	○	
	• Metabolic, vascular, neurodegenerative (w/ grape extract)	○	Cott (co-inventor with ChromaDex)
	• Non-melanoma skin cancer	○	UC Irvine (UCI)
	• Methods of manufacture	○	Laurus Labs
	• Crystal polymorph compositions	○	
	• Metabolic, cardiovascular disease (statin combination)	○	ChromaDex inventions
	• Oxidative stress & inflammation (curcumin combination)	○	
4 Anthocyanins (ProC3G Cyanidin-3-glucoside; anthopure)	• Methods of manufacture	●	Research Foundation, SUNY (Buffalo)

The Legacy Business is a Revenue-generating Platform with 14 Years of Expertise in the Natural Products Industry

Natural product fine chemicals



- Largest phytochemical catalog in the world
- Over 5,000 products
- Used for QA & R&D
- $3.5M revenue in 2012

Analytical & chemistry-based services



- Analytical testing of products for identity, potency, contaminants & label claims
- Revenue $2.8M in 2012

Spherix consulting services



- A global leader in scientific & regulatory consulting services
- Acquired Dec. 2012

12% CAGR since 2006

Well-Established Customer Base

FDA, USDA, Ole Miss, National Institutes of Health, Nestlé, Estée Lauder, Dartmouth, Pfizer, PepsiCo, Cornell University, Cargill, Herbalife, NBTY, Kraft

ChromaDex

The Legacy Standards & Analytical Services Business is Positioned for Growth

- Increased **consumer demand** – natural products industry expected to reach $243B by 2015[1]
- Increased **R&D by global blue-chip players** – e.g. Pepsi Global Nutrition Group, Nestle Health Sciences
- Increased **regulatory scrutiny** – FDA implementation of GMPs[2] and increased auditing activity

ChromaDex

[1] Global Industry Analysts
[2] GMPs = Good Manufacturing Practices as defined by Code of Federal Regulations

ChromaDex's Unique Business Model

Established Customers

FDA
Nestlé
National Institutes of Health
Cargill
NBTY
PEPSICO
KRAFT
ESTĒE LAUDER
Pfizer
HERBALIFE

Legacy

- Established and growing brand
- Thousands of customers worldwide



Reference Standards
Analytical Services
Research Materials

Market Intelligence

- University research
- Customer order flow
- Market trends

Ingredients

- Proprietary products
- Patent protected
- Scientifically backed
- High commercial value

ChromaDex

ChromaDex's Unique Model Gives it Protected, First-mover Advantages in Acquiring Ingredient Technologies

Access to Research…

Over 250 University & Research Institution customers

Dartmouth

Washington University in St. Louis

Cornell University

Ole Miss

Stanford University

USDA

ChromaDex

Insight to Consumer Markets…

Over 1500 Industry Customers

NBTY INC.

PEPSICO

Nestlé

HERBALIFE

. . . this combination allows ChromaDex to inexpensively acquire ***early-stage*** *Ingredient Technologies with* ***high market potential***

ChromaDex



ChromaDex® Discovers, Acquires, & Develops Early-stage Proprietary Ingredient Technologies and Commercializes them in Multi-billion-dollar Markets


Discover


Acquire


Develop


Commercialize

Discover novel, early-stage **Ingredient Technologies**, leveraging intelligence gained from activities of the legacy business

Acquire these technologies and associated IP through **licensing** & other collaborations

Develop a **differentiated offering** through:
- Marketing & branding
- Supply chains
- Clinical efforts
- Regulatory status

Commercialize in **multi-billion-dollar markets**:
- Dietary supplement *($30B)*
- Food & Beverage *($40B)*
- Animal Health *($20B)*
- Cosmeceuticals *($25B)*
- Pharmaceuticals *(950B+)*

NIAGEN™ PURENERGY™ pTeroPure® ProC3G™ Cyanidin-3-glucoside

ChromaDex

ChromaDex® is Following the Model of Other Ingredient Technology Companies

MARTEK	Patented vegetarian omega-3 ingredient	Acquired by DSM for $1.08B in 2010
Ocean Nutrition Canada	Fish Oil omega-3	Acquired by DSM for $550M in July 2012
Neptune Technologies & Bioressources	Krill Oil omega-3	Market cap $150-$250M
Fortitech	Ingredient	Acquired by DSM for $634M in 2012

ChromaDex® Received Strategic Investment from DSM Venturing in October 2013

- $2.5 million common stock investment at $0.85/share
- Demonstrates DSM's confidence in the future of ChromaDex as well as our unique business model of acquiring and commercializing novel ingredient technologies
- Supports ChromaDex in the expansion of our business
- Mutually beneficial relationship

"We are pleased to invest in ChromaDex and thereby support Frank Jaksch and the entire ChromaDex team in the expansion of their business. We look forward to a mutually beneficial relationship."

- Pieter Wolters, Managing Director DSM Venturing



ChromaDex® Highlights

Focused Expertise



- ChromaDex's legacy standards & analytical services business continues to grow at a steady rate as it has over the last 14 years.
- Its expertise in the **natural products industry** gives the company a unique platform of **market intelligence**
- This market intelligence provides access to **early-stage Ingredient Technologies** that ChromaDex commercializes across multi-billion-dollar markets.

Ingredient Technology Portfolio

NIAGEN™

PURENERGY™

pTeroPure®

ProC3G™
Cyanidin-3-glucoside

- **NIAGEN**™ shows significant promise as a next-generation Niacin and enhancer of NAD activity and mitochondrial function
- ***PURENERGY***™ is caffeine alternative that may allow formulators to reduce caffeine, but not change customer experience
- **pTeroPure**® pterostilbene, is clinically-studied and sold in the dietary supplement, food & beverage, and animal health markets
- **ProC3G**™ have potential for therapeutic effects and as natural food colorants



Additional Company Information

APPENDIX

ChromaDex® At a Glance

- Founded 1999 by CEO, Frank Jaksch
- Headquarters: Irvine, CA
- Analytical Laboratory: Boulder, CO
  - Acquired in April 2003 from NaPro BioTherapeutics
- Regulatory Consulting: Rockville, MD
  - Acquired Spherix Consulting in December 2012
- Employees: Approximately 80
- Publicly-listed in 2008
- Symbol: CDXC



Irvine, CA



Boulder, CO

- Total Shares Outstanding[1] – 104.8M (119.0M including options and warrants)
- 12-month trading range: $0.48 – $1.25
- 43% growth in year-over-year revenue:
  - 2011 - $8.1M
  - 2012 - $11.6M

[1] As of 11/27/2013

ChromaDex® Management Team

Frank Jaksch
Co-Founder, CEO, Director

- Founded ChromaDex in 1999
- Int'l Subsidiaries Manager at Phenomenex
- Expertise in analytical chemistry, product development
- Recognized industry expert, most recently appearing on Dateline NBC's *Hansen Files* regarding quality testing in the natural products industry
- Board of Directors, Natural Products Association


DATELINE

- B.S. Biology & Chemistry, Valparaiso
- Member, NSF Joint Committee for Dietary Supplements, American Chemistry Society, American Herbal Products Association

- **Tom Varvaro** – Chief Financial Officer
- **Mark Jost** – VP of Operations
- **Troy Rhonemus** – Director of New Technology & Supply Chain
- **Mark Morris** – VP of Sales & Marketing
- **Greg Sowards** – VP of Business Development
- **Dr. Sylesh Venkataraman** – Senior Director, Laboratory

ChromaDex

Shareholder Summary

Shareholder	Number of Shares	Percent Ownership[1]
Dr. Phillip Frost	15,252,937	14.55%
Opko Health, Inc. (NYSE:OPK)	1,833,333	1.75%
DSM Venturing B.V.	2,941,176	2.81%
Frank L. Jaksch Jr. (Founder, CEO, Director)	7,993,320	7.62%
Other Directors and Officers	17,731,494	16.91%
Total Insider Ownership	25,724,814	24.53%
SUBTOTAL	45,752,260	43.64%

[1] Based on 104.8M shares outstanding as of 11/27/2013

ChromaDex



ChromaDex® Model in Action – pTeroPure® Case Study


Discover
Acquire
Develop
pTeroPure
Commercialize

2003: Collaborates with USDA to provide reference standards for R&D (legacy business activity)

2003: Learns about USDA's research on pterostilbene, a novel compound found in blueberries, through relationship with researcher Dr. Agnes Rimando

2003-2012: Obtains exclusive access to USDA research & begins collaborating on pterostilbene development

2010: Licenses USDA IP on use of pterostilbene for various therapeutic effects

2009: Partners with manufacturer to achieve commercial-scale production of pterostilbene; licenses manufacturing patent

2012: Completes clinical study proving safety & blood pressure reduction

2010: Launches pTeroPure as a novel, proprietary ingredient for the dietary supplement and Food & Beverage markets

2011: Launches BluScience, a breakthrough dietary supplement featuring pTeroPure

2012: Partners with Glanbia to expand distribution

2013: Complete sale of BluScience to NeutriSci

ChromaDex

ChromaDex® Ingredient Technology Portfolio

Branded Ingredient	Compound	Supply	Safety	Clinical Development	Monetization: Dietary Supplements	Monetization: Food & Beverage	Monetization: Animal Health	Monetization: Skin Care	Monetization: Pharma
pTeroPure	1 Pterostilbene	✓	✓	◕ 1st study complete	✓	◔	✓	✓	○
PURENERGY	2 Pterostilbene-caffeine cocrystal	✓	◔	◔	◑	○	○	○	○
NIAGEN	3 Nicotinamide Riboside	◕	○	○	○	○	○	○	○
ProC3G Cyanidin-3-glucoside	4 Anthocyanins	✓	✓	○	◔	◑	✓	○	○
anthopure	4 Anthocyanins	◔	○	○	○	○	○	○	○

Next-generation products for multiple applications are in development

ChromaDex

Contact Information

ChromaDex, Inc.

10005 Muirlands Blvd., Suite G
Irvine, CA 92618
Phone: +1-949-419-0288
Fax: +1-949-419-0294
www.chromadex.com

Investor Relations

Bob Prag, President
The Del Mar Consulting Group, Inc.
Phone: 858.794.9500
bprag@delmarconsulting.com

Scott Wilfong, President
Alex Partners, LLC
Phone: 425.242.0891
scott@alexpartnersllc.com